

Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:
441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:                                      08/21/2000

Investor Certificateholder Floating Allocation              89.97%
Percentage
Investor Certificateholder Fixed Allocation                 97.90%
Percentage

Aggregate Amount of  Collections                      4,644,427.46
     Aggregate Amount of  Interest Collections        1,364,951.41
     Aggregate Amount of  Principal Collections       3,279,476.05

                Int. Collections Alloc. to Investor   1,228,095.65
Class A Principal Collections                         3,132,716.44
Seller Interest Collections                             136,855.76
Seller Principal Collections                            146,759.61

Weighted Average Loan Rate                                  14.26%
Net Loan Rate                                               13.26%

                 Weighted Average Maximum Loan Rate         19.11%

Class A-1 Certificate Rate                                 6.8800%
Maximum Investor Certificate Rate                         12.9500%
Class A-1 Certificate Interest Distributed              636,961.64
Class A-1 Investor Certificate Interest Shortfall             0.00
before Draw
Unpaid Class A-1 Certificate Interest Shortfall               0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall               0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                    0.00


Maximum Principal Dist. Amount (MPDA)                 3,210,607.05
Alternative Principal Dist. Amount (APDA)             3,132,716.44
Rapid Amortization Period? (Y=1, N=0)                         0.00
Scheduled Principal  Distribution Amount (SPDA)       3,132,716.44

Principal  allocable to Class A-1                     3,132,716.44

SPDA deposited to Funding Account                             0.00

Accelerated Principal Distribution Amount                     0.00

APDA allocable to Class A-1                                   0.00



Reimbursement to Credit Enhancer                              0.00

Spread Trigger hit?                                             No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss           134,345.18
Amount


Cumulative Investor Liquidation Loss Amount             134,345.18

Total Principal allocable to A-1                      3,267,061.62


Beginning Class A-1 Certificate Principal Balance   104,154,338.08

Ending Class A-1 Certificate Principal Balance      100,887,276.46



Pool Factor (PF)                                         0.1582148

Servicer Certificate (Page 2 of  3)

Distribution Date:                                      08/21/2000

Retransfer Deposit Amount                                     0.00
Servicing Fees Distributed                               89,506.42
Beg. Accrued and Unpaid Inv. Servicing Fees                   0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                 0.00
End. Accrued and Unpaid Inv. Servicing Fees                   0.00

Aggregate Investor Liquidation Loss Amount              134,345.18
Investor Loss Reduction Amount                                0.00

Beginning Pool Balance                              119,376,940.47
Ending Pool Balance                                 116,094,903.45
Beginning Invested Amount                           107,407,707.08
Ending Invested Amount                              104,140,645.46
Beginning Seller Principal Balance                   11,969,233.39
Ending Seller Principal Balance                      11,954,257.99
Additional Balances                                     146,759.61

Beginning Funding Account Balance                             0.00
Ending Funding Account Balance                                0.00
Ending Funding Account Balance % (before any                 0.00%
purchase of Subsequent Loans or release to Certs.)
Ending Funding Account Balance % (after purchase of          0.00%
Subsequent Loans or release to Certs.)
Principal Balance of Subsequent Funding Loans                 0.00
Purchased in Period
Principal Collections to purchase Additional                  0.00
Balances and/or paid to Cert.

Beginning  Pre-Funding Account Balance                        0.00
Ending Pre-Funding Account Balance                            0.00
Pre-Funding Earnings                                          0.00

Beginning Capitalized Interest Account                        0.00
Capital Interest Requirement (Transferred to                  0.00
Collection Account)
Ending Capitalized Interest Account                           0.00

Beginning Spread Account Balance                      6,506,737.00
Ending Spread Account Balance                         6,506,737.00

Beginning Seller Interest                                 10.0264%
Ending Seller's Interest                                  10.2970%

Delinquency & REO Status
   60 - 89 days (Del Stat 4)
     No. of Accounts                                            67
     Trust Balance                                    2,508,349.07
   90+ days (Del Stat 5+)
     No. of Accounts                                           148
     Trust Balance                                    3,950,928.32
   270+ days (Del Stat 11+)
     No. of Accounts                                            93
     Trust Balance                                    2,495,488.04


   REO
     No. of Accounts                                            24
     Trust Balance                                      693,654.90

Rapid Amortization Event ?                                      No
   Failure to make payment within 5 Business Days               No
of Required Date ?
   Failure to perform covenant relating to Trust's              No
Security Interest ?
   Failure to perform other covenants as described              No
in the Agreement ?
   Breach of Representation or Warranty ?                       No
   Bankruptcy, Insolvency or Receivership relating              No
to Seller ?
   Subject to Investment Company Act of 1940                    No
Regulation ?
   Servicing Termination ?                                      No
   Aggregate of Credit Enhancement Draw Amounts                 No
exceed 1% of the Cut-off Balance and Pre-Funded
Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                      08/21/2000

Event of Default ?                                              No
   Failure by Servicer to make payment within 5                 No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant relating             No
to Trust's Security Interest ?
   Failure by Servicer to perform other covenants               No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership relating              No
to Master Servicer ?
   Trigger Event ?                                              No

Policy Fee Distributed to Credit Enhancer (Paid                N/A
directly from HFC)
Premium Distributed to Credit Enhancer                        0.00
Amount Distributed to Seller                            283,615.37
Master Servicer Credit Facility Amount                        0.00
Guaranteed Principal Distribution Amount                      0.00
Credit Enhancement Draw Amount                                0.00
Spread Account Draw Amount                                    0.00
Capitalized Interest Account Draw                             0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))           0.00
Amount paid to Trustee                                        0.00
Cumulative Draw under Policy                                  0.00
Net Yield                                                    5.31%


Total  Available Funds
     Aggregate Amount of Collections                  4,644,427.46
     Deposit for principal not used to purchase               0.00
subsequent loans
     Interest Earnings on the Pre-Funding Account             0.00
     Deposit from Capitalized Interest Account                0.00
     Total                                            4,644,427.46

Application of Available Funds
     Servicing Fee                                       89,506.42
     Prinicpal and Interest to Class A-1              3,904,023.26

     Seller's portion of Principal and Interest         283,615.37
     Funds deposited into Funding Account (Net)               0.00
     Funds deposited into Spread  Account                     0.00
     Excess funds released to Seller                    367,282.41
     Total                                            4,644,427.46

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer


Statement to Certificateholders (Page 1 of 2)


Distribution Date:                                      08/21/2000

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation             89.9736%
Percentage
Class A Certificateholder Fixed Allocation                97.9000%
Percentage

Beginning Class A-1 Certificate Balance             104,154,338.08


Class A-1 Certificate Rate                               6.880000%

Class A-1 Certificate Interest Distributed                0.998905

Class A-1 Certificate Interest Shortfall                  0.000000
Distributed

Remaining Unpaid Class A-1 Certificate Interest           0.000000
Shortfall


Rapid Amortization Event ?                                      No
Class A-1 Certificate Principal Distributed               5.123517

   Maximum Principal Distribution Amount                  5.034983
   Scheduled Principal  Distribution Amount (SPDA)        4.912832
   Accelerated Principal Distribution Amount              0.000000
   Aggregate Investor Liquidation Loss Amount             0.210685
Distributed

Total Amount Distributed to Certificateholders            6.122421

Principal Collections deposited into Funding                  0.00
Account
Ending Funding Account Balance                                0.00

Ending Class A-1 Certificate Balance                100,887,276.46


Class A-1 Factor                                         0.1582148

Pool Factor (PF)                                         0.1582148

Unreimbursed Liquidation Loss Amount                         $0.00
Accrued Interest on Unreimbursed Liquidation Loss            $0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                    $0.00
Liquidation Loss Amount

Class A Servicing Fee                                    89,506.42

Beginning Invested Amount                           107,407,707.08
Ending Invested Amount                              104,140,645.46
Beginning Pool Balance                              119,376,940.47
Ending Pool Balance                                 116,094,903.45

Spread Account Draw Amount                                    0.00
Credit Enhancement Draw Amount                                0.00



Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                      08/21/2000

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts                                            67
     Trust Balance                                    2,508,349.07

   90+ days (Del Stat 3+)
     No. of Accounts                                           148
     Trust Balance                                    3,950,928.32

   REO
     No. of Accounts                                            24
     Trust Balance                                      693,654.90

Aggregate Liquidation Loss Amount for Liquidated        149,316.25
Loans

Class A-1 Certificate Rate for Next Distribution     To be updated
Date


Amount of any Draws on the Policy                             0.00

Subsequent Mortgage Loans
     No. of Accounts                                          0.00
     Trust Balance                                            0.00

Pre-Funded Amount (Ending)                                    0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts                                             0
     Trust Balance                                            0.00

Capitalized Interest Account (Ending)                         0.00

Earnings on the Pre-Funding Account                           0.00

